UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 12, 2018

Insight Enterprises, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-25092	86-0766246
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

6820 South Harl Avenue, Tempe, Arizona		85283
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	480-333-3000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Insight Enterprises, Inc. (the "Company") today announced that Linda Breard was elected to the Company’s Board of Directors on February 12, 2018. Ms. Breard will serve on the Audit and Compensation Committees.

Ms. Breard is a certified public accountant and currently serves on the Board of Directors for Potlatch Corporation, where she is the Chair of the Audit Committee. Most recently, she served as the Executive Vice President and Chief Financial Officer of Kaiser Foundation Health Plan of Washington from February 2017 until July 2017. Prior to that, from February 2016 until January 2017, Ms. Breard was the Executive Vice President and Chief Financial Officer of Group Health Cooperative, a non-profit corporation registered as a health maintenance organization. From 2006 to 2016, she held various positions including Senior Vice President and Chief Financial Officer of Quantum Corporation, a leading data storage company. Prior to Quantum’s acquisition of Advanced Digital Information Corporation in 2006, Ms. Breard held various finance positions of increasing responsibility at Advanced Digital from 1998 to 2006, including Vice President, Global Accounting and Finance.

Ms. Breard will receive the same compensation as the other non-employee directors as described under "Director Compensation" in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 5, 2017. Ms. Breard and the Company have entered into the Company’s standard director indemnification agreement, whereby the Company agrees to indemnify, defend and hold its directors harmless from and against losses and expenses incurred as a result of their board service, subject to the terms and conditions provided in the agreement.

Ms. Breard was not selected pursuant to any arrangement or understanding between her and any other person. Ms. Breard has no family relationships with any of the Company’s directors or executive officers. Ms. Breard has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 7.01 Regulation FD Disclosure.

The Company issued a press release on February 12, 2018 announcing the election of Ms. Breard. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information presented in Item 7.01 on this Current Report on Form 8-K and Exhibit 99.1 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, unless the Company specifically states that the information is to be considered "filed" under the Exchange Act or specifically incorporates it by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

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Exhibit Index

Exhibit No.	Description

99.1	Press release dated February 12, 2018.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Insight Enterprises, Inc.

February 12, 2018	By:	Glynis A. Bryan

Name: Glynis A. Bryan
Title: Chief Financial Officer

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